Financial Statements (Unaudited)

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
March 31, 2011

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Financial Statements (Unaudited)

March 31, 2011

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio investments during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation (Unaudited)

March 31, 2011

Percent of Cash
Industry	and Investments

Nonferrous Metal (except Aluminum) Production and Processing	10.3%
Wired Telecommunications Carriers	9.6%
Scheduled Air Transportation	6.0%
Business Support Services	5.9%
Architectural, Engineering, and Related Services	5.8%
Metal and Mineral (except Petroleum) Merchant Wholesalers	5.2%
Other Electrical Equipment and Component Manufacturing	5.0%
Radio and Television Broadcasting	4.4%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	4.0%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	3.9%
Other Financial Investment Activities	3.8%
Full-Service Restaurants	3.0%
Communications Equipment Manufacturing	2.8%
Electric Power Generation, Transmission and Distribution	2.7%
Other Information Services	2.6%
Other General Merchandise Stores	2.6%
Commercial and Industrial Machinery and Equipment Rental and Leasing	2.4%
Industrial Machinery Manufacturing	2.3%
Software Publishers	1.8%
Aerospace Product and Parts Manufacturing	1.8%
Gambling Industries	1.6%
Sporting Goods, Hobby, Book, and Music Stores	1.5%
Other Professional, Scientific, and Technical Services	1.4%
Offices of Real Estate Agents and Brokers	1.3%
Oil and Gas Extraction	1.0%
Semiconductor and Other Electronic Component Manufacturing	0.9%
Support Activities for Mining	0.8%
Data Processing, Hosting, and Related Services	0.8%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.8%
Computer and Peripheral Equipment Manufacturing	0.5%
Depository Credit Intermediation	0.3%
Other Amusement and Recreation Industries	0.0%
Support Activities for Air Transportation	0.0%
Cash and Cash Equivalents	3.2%
Total	100.0%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

Assets
Investments, at fair value:
Unaffiliated issuers (cost $384,270,845)	$344,618,334
Controlled companies (cost $26,711,048)	590,098
Other affiliates (cost $62,686,154)	82,122,420
Total investments (cost $473,668,047)	427,330,852

Cash and cash equivalents	14,005,312
Accrued interest income:
Unaffiliated issuers	5,711,704
Affiliates	2,844
Deferred debt issuance costs	1,469,237
Receivable for investments sold	767,810
Currency options (cost $607,972)	282,238
Receivable from parent	78,099
Prepaid expenses and other assets	86,026
Total assets	449,734,122

Liabilities
Credit facility payable	39,000,000
Distribution payable	7,500,000
Payable for investments purchased	1,482,068
Management and advisory fees payable	565,599
Unrealized depreciation on swaps	324,985
Currency options written (proceeds $129,404)	155,941
Interest payable	93,473
Payable to the Investment Manager	39,120
Accrued expenses and other liabilities	280,129
Total liabilities	49,441,315

Preferred equity facility
Series A preferred interests; $20,000/interest liquidation preference;
6,700 interests authorized, issued and outstanding	134,000,000
Accumulated distributions on Series A preferred interests	371,077
Total preferred limited partner interests	134,371,077

Net assets applicable to common limited and general partners	$265,921,730

Composition of net assets applicable to common limited and general partners
Paid-in capital	$358,636,781
Accumulated net investment income	18,417,730
Accumulated net realized losses	(64,201,268)
Accumulated net unrealized depreciation	(46,931,513)
Net assets applicable to common limited and general partners	$265,921,730

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (71.69%)
Bank Debt (34.11%) (1)
Business Support Services (5.66%)
STG-Fairway Acquisitions, Inc., Senior Secured 1st Lien Term Loan, 13.5%, due 12/30/15	$24,504,817	$24,994,914	5.66%

Commercial and Industrial Machinery and Equipment Rental and Leasing (2.36%)
AerCap Holdings N.V., Secured 1st Lien Term Loan, 10.25%, due 12/3/15 - (Netherlands)	$10,411,593	10,411,593	2.36%

Communications Equipment Manufacturing (2.82%)
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$12,955,329	12,437,116	2.82%

Computer and Peripheral Equipment Manufacturing (0.45%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 2% PIK, due 11/22/12	$1,991,091	1,991,091	0.45%

Electric Power Generation, Transmission and Distribution (2.74%)
La Paloma Generating Company, Residual Bank Debt Claim (3)	$1,830,453	63,163	0.01%
Texas Competitive Electric Holdings Company, LLC, B3 Term Loan,
LIBOR + 3.5%, due 10/10/14	$7,548,030	6,360,785	1.44%
Texas Competitive Electric Holdings Company, LLC, Delayed Draw Term Loan,
LIBOR + 3.5%, due 10/10/14	$6,818,772	5,709,017	1.29%
Total Electric Power Generation, Transmission and Distribution		12,132,965

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.80%)
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%,
due 10/2/13	$263,277	235,633	0.05%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$3,704,904	3,315,889	0.75%
Total Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing		3,551,522

Offices of Real Estate Agents and Brokers (1.31%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$5,325,301	5,801,916	1.31%

Other Financial Investment Activities (3.79%)
American Capital, Ltd., Senior Secured 1st Lien Term Loan, LIBOR + 5.5%, due 12/31/13	$2,982,555	2,996,537	0.68%
Marsico Capital Management, Senior Secured 1st Lien Term Loan,
LIBOR + 5%, due 12/14/14	$16,893,722	13,747,266	3.11%
Total Other Financial Investment Activities		16,743,803

Other General Merchandise Stores (2.57%)
Conn Appliances, Inc., Term Loan, LIBOR + 11.5%, due 11/30/14	$11,340,270	11,340,270	2.57%

Radio and Television Broadcasting (4.18%)
Encompass Digital Media, Inc., 1st Lien Term Loan, LIBOR + 6%, due 2/28/16	$2,734,375	2,816,406	0.64%
Encompass Digital Media, Inc., 2nd Lien Term Loan, 16.5%, due 8/28/16	$15,001,338	15,601,391	3.54%
Total Radio and Television Broadcasting		18,417,797

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

				Percent of
	Principal		Fair	Cash and
Investment	Amount		Value	Investments

Debt Investments (continued)
Software Publishers (1.81%)
EAM Software Finance Pty, Ltd., Senior Secured 1st Lien Tranche A Term Loan,
BBSY + 2.25% Cash + 1.5% PIK, due 5/10/13 - (Australia) (4)	AUD	3,062,730	$3,067,007	0.69%
EAM Software Finance Pty, Ltd., Senior Secured 1st Lien Tranche B Term Loan,
BBSY + 2.25% Cash + 1.5% PIK, due 11/10/13 - (Australia) (4)	AUD	4,985,422	4,938,315	1.12%
Total Software Publishers			8,005,322

Sporting Goods, Hobby, Book, and Music Stores (1.54%)
Borders Group, Inc., Senior Secured Priority DIP Term Loan, LIBOR + 12.25%, due 2/16/12		$6,811,403	6,811,403	1.54%

Support Activities for Mining (0.76%)
Trico Marine Services, Inc., 1st Lien Term Loan, LIBOR + 15.5%, due 12/31/11		$13,109	13,109	-
Trico Shipping AS, 1st Lien Term Loan A, 13.5%, due 7/1/14 - (Norway)		$3,431,822	3,219,049	0.73%
Trico Shipping AS, Priority 1st Lien Term Loan A, 13.5%, due 9/21/11 - (Norway)		$74,761	74,761	0.02%
Trico Shipping AS, Priority 1st Lien Term Loan B, 13.5%, due 9/21/11 - (Norway)		$34,773	34,773	0.01%
Total Support Activities for Mining			3,341,692

Wired Telecommunications Carriers (3.32%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Bulgaria) (4)		€2,084,507	2,412,643	0.55%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15		$1,975,425	1,998,267	0.45%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)		€4,927,729	5,180,185	1.17%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (4)		€5,051,233	5,063,288	1.15%
Total Wired Telecommunications Carriers			14,654,383

Total Bank Debt (Cost $140,111,233)			150,635,787

Other Corporate Debt Securities (37.58%)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services (3.85%)
NCO Group, Inc., Senior Subordinated Notes, 11.875%, due 11/15/14		$8,083,000	7,317,701	1.66%
NCO Group, Inc., Senior Unsecured Floating Rate Notes, LIBOR + 4.875%, due 11/15/13		$10,446,000	9,655,656	2.19%
Total Accounting, Tax Preparation, Bookkeeping, and Payroll Services			16,973,357

Aerospace Product and Parts Manufacturing (1.77%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15		$7,159,000	6,141,276	1.39%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15		$1,979,000	1,672,255	0.38%
Total Aerospace Product and Parts Manufacturing			7,813,531

Architectural, Engineering, and Related Services (3.75%)
Alion Science & Technology Corporation, Senior Notes, 10.25%, due 2/1/15		$10,002,000	8,133,526	1.84%
Alion Science & Technology Corporation, Senior Secured Notes, 10% Cash + 2% PIK,
due 11/1/14		$2,651,940	2,744,705	0.62%
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 18% PIK,
due 3/31/15 (2), (5)		$5,688,820	5,688,819	1.29%
Total Architectural, Engineering, and Related Services			16,567,050

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Data Processing, Hosting, and Related Services (0.68%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	$2,066,000	$2,113,621	0.48%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	$703,000	871,720	0.20%
Total Data Processing, Hosting, and Related Services		2,985,341

Full-Service Restaurants (2.96%)
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13 (5)	$12,693,000	13,085,468	2.96%

Gambling Industries (1.59%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$7,695,000	7,002,450	1.59%

Industrial Machinery Manufacturing (1.57%)
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14 (5)	$6,946,560	6,946,560	1.57%

Metal and Mineral (except Petroleum) Merchant Wholesalers (5.18%)
Constellation Enterprises, LLC, Senior 1st Lien Secured Notes, 10.625%, due 2/1/16 (5)	$12,500,000	12,928,750	2.93%
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$7,839,000	9,933,324	2.25%
Total Metal and Mineral (except Petroleum) Merchant Wholesalers		22,862,074

Oil and Gas Extraction (0.99%)
Forbes Energy Services, Senior Secured Notes, 11%, due 2/15/15	$2,904,000	3,085,384	0.70%
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,342,000	1,298,385	0.29%
Total Oil and Gas Extraction		4,383,769

Other Professional, Scientific, and Technical Services (1.45%)
MSX International, Inc., Senior Secured 2nd Lien Notes,
12.5%, due 4/1/12 - (UK/France/Germany) (5)	$7,386,000	6,392,805	1.45%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments
Manufacturing (4.04%)
AGY Holding Corporation, Senior Secured 2nd Lien Notes, 11%, due 11/15/14	$18,536,000	17,840,900	4.04%

Scheduled Air Transportation (4.97%)
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16 (5)	$3,270,351	3,466,573	0.79%
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16 (5)	$519,439	720,981	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16 (5)	$521,029	726,054	0.17%
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13 (5)	$2,891,935	2,891,935	0.66%
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14 (5)	$453,637	536,425	0.12%
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15 (5)	$558,666	681,851	0.16%
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16 (5)	$611,766	852,802	0.19%
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (5)	$5,193,210	5,907,276	1.34%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (5)	$5,290,188	6,083,716	1.38%
Total Scheduled Air Transportation		21,867,613

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Wired Telecommunications Carriers (4.78%)
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$9,830,000	$10,911,300	2.47%
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (3), (4), (5)	€18,957,821	5,824,385	1.32%
Zayo Group, LLC, Senior Secured 1st Lien Notes, 10.25%, due 3/15/17	$3,933,000	4,355,798	0.99%
Total Wired Telecommunications Carriers		21,091,483
Total Other Corporate Debt Securities (Cost $167,291,275)		165,812,401
Total Debt Investments (Cost $307,402,508)		316,448,188

Equity Securities (25.15%)
Architectural, Engineering, and Related Services (2.03%)
Alion Science & Technology Corporation, Warrants (3)	2,620	135,690	0.03%
ESP Holdings, Inc., 15% PIK, Preferred Stock (2), (5), (6)	20,297	3,173,493	0.72%
ESP Holdings, Inc., Common Stock (2), (3), (5), (6)	88,670	5,653,015	1.28%
Total Architectural, Engineering, and Related Services		8,962,198

Business Support Services (0.25%)
STG-Fairway Holdings, LLC, Class A Units (3), (5), (6)	80,396	1,089,824	0.25%

Data Processing, Hosting, and Related Services (0.13%)
Anacomp, Inc., Class A Common Stock (2), (3), (5), (8)	1,255,527	590,098	0.13%

Depository Credit Intermediation (0.27%)
Doral Financial Corporation, Common Stock (3)	1,077,794	1,185,573	0.27%

Industrial Machinery Manufacturing (0.77%)
GSI Group, Inc., Common Stock (3), (5)	328,669	3,385,291	0.77%

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (3), (5)	30	3,110	-

Nonferrous Metal (except Aluminum) Production and Processing (10.32%)
International Wire Group, Inc., Common Stock (2), (5), (6)	1,979,441	45,527,143	10.32%

Other Amusement and Recreation Industries (0.04%)
Bally Total Fitness Holding Corporation, Common Stock (3), (5)	6,058	150,204	0.03%
Bally Total Fitness Holding Corporation, Warrants (3), (5)	10,924	52,435	0.01%
Total Other Amusement and Recreation Industries		202,639

Other Electrical Equipment and Component Manufacturing (5.00%)
EP Management Corporation, Common Stock (2), (5), (6), (7)	1,312,720	22,079,950	5.00%

Other Information Services (2.64%)
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock (3), (5)	4,063,914	11,643,114	2.64%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

	Principal			Percent of
	Amount		Fair	Cash and
Investment	or Shares		Value	Investments

Equity Securities (continued)
Radio and Television Broadcasting (0.23%)
Encompass Digital Media Group, Inc., Common Stock (3), (5)		183,824	$992,190	0.23%

Scheduled Air Transportation (1.05%)
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA) (5)		30	349,085	0.08%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA) (5)		29	344,614	0.08%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA) (5)		36	445,608	0.10%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA) (5)		32	416,993	0.10%
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA) (5)		29	378,219	0.09%
United N659UA-767, LLC (N659UA) (5)		164	1,329,835	0.30%
United N661UA-767, LLC (N661UA) (5)		159	1,305,308	0.30%
Total Scheduled Air Transportation			4,569,662

Semiconductor and Other Electronic Component Manufacturing (0.92%)
AIP/IS Holdings, LLC, Membership Units (3), (5)		352	4,052,928	0.92%

Support Activities for Air Transportation (0.01%)
Alabama Aircraft Industries, Inc., Common Stock (3), (5)		164,636	32,927	0.01%

Wired Telecommunications Carriers (1.49%)
Integra Telecom, Inc., Common Stock (3), (5)		1,274,522	6,531,252	1.48%
Integra Telecom, Inc., Warrants (3), (5)		346,939	-	-
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)		2,455,500	34,765	0.01%
Total Wired Telecommunications Carriers			6,566,017
Total Equity Securities (Cost $166,265,539)			110,882,664
Total Investments (Cost $473,668,047)			427,330,852

Cash and Cash Equivalents (3.16%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%,
Collateralized by Federal Home Loan Banks Bonds		$1,428,379	1,428,379	0.32%
Union Bank of California, Commercial Paper, 0.01%, due 4/1/11		$7,000,000	7,000,000	1.59%
Cash Denominated in Foreign Currencies	CAD	15,078	15,535	-
Cash Denominated in Foreign Currencies		€3,565,382	5,047,867	1.14%
Cash Denominated in Foreign Currencies		£35,597	57,055	0.01%
Cash Held on Account at Various Institutions (9)		$456,476	456,476	0.10%
Total Cash and Cash Equivalents			14,005,312
Total Cash and Investments			$441,336,164	100.00%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2011

Showing Percentage of Total Cash and Investments of the Partnership

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in foreign currencies. Amortized cost and fair value converted from foreign currencies to US dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of commonequity by the issuer.

(8)	Issuer is a controlled company.

(9)	Includes $283,050 posted as collateral against currency options written.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $39,375,787 and $60,412,775, respectively.
Aggregate purchases includes investment assets received as payment in-kind. Aggregate sales includes principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2011 was $343,842,888, or 77.91% of total cash and investments of the Partnership.

Options and swaps at March 31, 2011 were as follows:

Instrument	Notional Amount		Fair Value

Currency Options
Long
AUD Put Option, $0.818975, expires 6/28/11	AUD	461,433	$54
AUD Put Option, $0.818975, expires 12/28/11		430,671	3,251
AUD Put Option, $0.818975, expires 6/27/12		430,671	7,704
AUD Put Option, $0.818975, expires 12/27/12		861,342	23,629
AUD Put Option, $0.818975, expires 5/8/13		885,119	30,598
AUD Put Option, $0.818975, expires 11/6/13		4,984,477	217,002
Short
AUD Call Option, $1.108025, expires 6/28/11		(461,433)	(906)
AUD Call Option, $1.108025, expires 12/28/11		(430,671)	(4,594)
AUD Call Option, $1.108025, expires 6/27/12		(430,671)	(7,097)
AUD Call Option, $1.108025, expires 12/27/12		(861,342)	(16,855)
AUD Call Option, $1.108025, expires 5/8/13		(885,119)	(18,629)
AUD Call Option, $1.108025, expires 11/16/13		(4,984,477)	(107,860)
Net Currency Options			$126,297
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros/Receive USD, Expires 5/16/14		$6,040,944	$(324,985)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2011

Investment income
Interest income:
Unaffiliated issuers	$10,403,291
Affiliates	250,490
Dividend income:
Affiliates	6,629,899
Other income:
Unaffiliated issuers	695,587
Affiliates	8,111
Total investment income	17,987,378

Operating expenses
Management and advisory fees	1,696,797
Legal fees, professional fees and due diligence expenses	116,479
Amortization of deferred debt issuance costs	108,564
Interest expense	97,644
Director fees	40,473
Commitment fees	38,540
Custody fees	22,323
Insurance expense	19,261
Other operating expenses	61,856
Total expenses	2,201,937

Net investment income	15,785,441

Net realized and unrealized gain (loss)
Net realized gain:
Investments in affiliates	238,480
Investments in unaffiliated issuers	2,348,073
Net realized gain	2,586,553

Net change in unrealized appreciation/depreciation	(8,913,941)
Net realized and unrealized loss	(6,327,388)

Dividends paid on preferred equity facility	(379,940)
Net change in accumulated dividends on preferred equity facility	6,792

Net increase in net assets applicable to common limited and general
partners resulting from operations	$9,084,905

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Three Months Ended March 31, 2011 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of period	$264,336,825	$264,336,825	$-

Net investment income	15,785,441	15,785,441	-
Net realized gain	2,586,553	2,586,553	-
Net change in unrealized appreciation/depreciation	(8,913,941)	(8,913,941)	-
Dividends paid on preferred equity facility	(379,940)	(379,940)	-
Net change in accumulated dividends on preferred equity facility	6,792	6,792	-
Net increase in net assets applicable to common limited and
general partners resulting from operations	9,084,905	9,084,905	-

Distributions to common limited partner from:
Net investment income	(7,500,000)	(7,500,000)	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of
$18,417,730, $18,067,215 and $350,515, respectively)	$265,921,730	$265,921,730	$-

	Year Ended December 31, 2010
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners,
beginning of year	$233,061,800	$233,061,800	$-

Net investment income	39,167,979	39,167,979	-
Net realized gain	18,675,609	18,675,609	-
Net change in unrealized appreciation/depreciation	12,945,410	12,945,410	-
Dividends paid on preferred equity facility	(1,508,341)	(1,508,341)	-
Net change in accumulated dividends on preferred equity facility	(9,532)	(9,532)	-
Net increase in net assets applicable to common limited and
general partners resulting from operations	69,271,125	69,271,125	-

Distributions to common limited partner from:
Net investment income	(37,996,100)	(37,996,100)	-

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of
$10,505,437, $10,154,922 and $350,515, respectively)	$264,336,825	$264,336,825	$-

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2011

Operating activities
Net increase in net assets applicable to common limited and general partners
resulting from operations	$9,084,905
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities
Net realized gain	(2,586,553)
Net change in unrealized appreciation/depreciation	8,903,365
Dividends paid on preferred equity facility	379,940
Net change in accumulated dividends on preferred equity facility	(6,792)
Accretion of original issue discount	(479,976)
Net accretion of market discount/premium	(739,218)
Income from paid in-kind capitalization	(2,361,255)
Amortization of deferred debt issuance costs	108,564
Changes in assets and liabilities:
Purchases of investment securities	(37,014,532)
Proceeds from sales, maturities and paydowns of investment securities	60,412,775
Increase in accrued interest income - unaffiliated issuers	(528,147)
Decrease in accrued interest income - affiliates	209,869
Decrease in receivable for investments sold	4,493,414
Increase in receivable from parent	(23,266)
Decrease in prepaid expenses and other assets	96,150
Decrease in payable for investments purchased	(2,456,048)
Decrease in payable to affiliate	(53,705)
Increase in interest payable	13,871
Decrease in accrued expenses and other liabilities	(62,552)
Net cash provided by operating activities	37,390,809

Financing activities
Proceeds from draws on credit facility	27,000,000
Principal repayments on credit facility	(38,000,000)
Dividends paid on preferred equity facility	(379,940)
Distributions paid to common limited partner	(19,754,833)
Net cash used in financing activities	(31,134,773)

Net increase in cash and cash equivalents	6,256,036
Cash and cash equivalents at beginning of period	7,749,276
Cash and cash equivalents at end of period	$14,005,312

Supplemental cash flow information
Interest payments	$83,773

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

March 31, 2011

1.  Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

Investment operations commenced and initial funding was received on July 31, 2006.  The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities.  The stated objective of the Partnership is to achieve high total returns while minimizing losses.  Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) owns the entire common limited partner interest in the Partnership.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager.  Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Partnership management consists of the General Partner and the Board of Directors.  The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act.  The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager.  The Board of Directors consists of three persons, two of whom are independent.  If the Partnership has preferred limited partner interests outstanding, as it currently does, the holders of the preferred limited partner interests voting separately as a class will be entitled to elect two of the Partnership’s Directors.  The remaining Directors of the Partnership will be subject to election by holders of the common limited partner interests and preferred limited partner interests voting together as a single class.

Partnership Structure

Total capitalization of the Partnership is approximately $678.8 million, consisting of approximately $419.0 million of initial common limited partner interests (the “Common Limited Interests”) held by SVCF, an approximately $9.8 million initial general partner interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partner interests (the “Preferred Limited Interests”) and $116 million under a senior secured revolving credit facility (the “Senior Facility”).  The Common Limited Interests, GP Interest, Preferred Limited Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership.  Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

1.  Organization and Nature of Operations (continued)

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Limited Interests.  However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Limited Interests are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At March 31, 2011, the Partnership had 6,700 Preferred Limited Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Limited Interest.  The Preferred Limited Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Limited Interests or repay indebtedness, at the Partnership’s option.  Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Limited Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act.  As of March 31, 2011, the Partnership was in full compliance with such requirements.

The Preferred Limited Interests accrue dividends at an annual rate equal to LIBOR plus 0.85% or, in the case of any holders of Preferred Limited Interests that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.85% or (ii) the CP Conduit’s cost of funds rate plus 0.85%, subject to certain limitations and adjustments.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Preferred Limited Interests.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers.  Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate.  The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted).  The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant:  available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets.  The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety.  Transfers between levels are recognized as of the beginning of the reporting period.

At March 31, 2011, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$7,002,450	$1,185,573
2	Other observable market inputs*	46,197,707	118,482,574	3,385,291
3	Independent third-party pricing sources that employ significant unobservable inputs	104,374,917	40,327,377	101,294,408
3	Internal valuations with significant unobservable inputs	63,163	-	5,017,392
Total		$150,635,787	$165,812,401	$110,882,664

* For example, quoted prices in inactive markets or quotes for comparable investments.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the three months ended March 31, 2011 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$113,346,599	$49,978,032	$117,368,154
Net realized and unrealized gains (losses)	2,747,301	(5,708,410)	(9,988,069)
Acquisitions	13,157,145	13,133,176	3,314,350
Dispositions	(24,876,128)	(17,075,421)	(8,313,996)
Reclassifications within Level 3†	-	-	(1,086,031)
Ending balance	$104,374,917	$40,327,377	$101,294,408

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$2,529,843	$(5,048,692)	$(9,992,562)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$63,163	$-	$4,314,940
Net realized and unrealized losses	-	-	(383,579)
Reclassifications within Level 3†	-	-	1,086,031
Ending balance	$63,163	$-	$5,017,392

Net change in unrealized losses during the period on investments still held at period end (included in net realized and unrealized gains, above)	$-	$-	$(383,579)

† Transferred from Independent Third Party Valuation to Investment Manager Valuation.

There were no transfers between Level 1 and Level 2 during the three months ended March 31, 2011.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank.  Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At March 31, 2011, the Partnership held foreign currency denominated investments comprising approximately 6.2% of the Partnership’s total investments by fair value. Such positions were converted at the closing rate in effect at March 31, 2011 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several swap and option transactions.  All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar.

Unrealized gains and losses from derivative transactions during the three months ended March 31, 2011 were included in net change in unrealized appreciation/depreciation in the Statement of Operations as follows:

Instrument	Location	Unrealized Gain (Loss)
Cross-currency basis swaps	Net change in net unrealized depreciation on investments	$ (344,963)
Currency options	Net change in net unrealized depreciation on investments	(85,623)

Valuations of open swap and option transactions at March 31, 2011 were determined as follows:

Instrument	Level	Basis for Determining Fair Value	Value
Cross-currency basis swaps	2	Other observable market inputs	$ (324,985)
Currency options	2	Other observable market inputs	126,297

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

2.  Summary of Significant Accounting Policies (continued)

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility.  These costs were deferred and are being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not material to the Partnership’s operations.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Partnership to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Income Taxes

The Partnership’s income or loss is reported in the partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. As of March 31, 2011, the tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss are subject to examination by federal and California taxing authorities for all tax years since January 1, 2007 and the Partnership’s inception, respectively.  No such examinations are currently pending. Cost of the investments (including derivatives) and unrealized appreciation/depreciation for U.S. federal income tax purposes at March 31, 2011 were as follows:

Unrealized appreciation	$76,307,467
Unrealized depreciation	(123,321,918)
Net unrealized depreciation	(47,014,451)

Cost	$474,146,615

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

3.  Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Common Limited Partner until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner until it has received 20% of all cumulative income and gain distributions.  80% of all remaining net income and gain distributions are allocated to the Common Limited Partner, with the remaining 20% allocated to the General Partner. Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period are allocated between the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Distributions to the Common Limited Partner are generally based on the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership, and are recorded on the ex-dividend date.  The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.  Any net long-term capital gains are distributed at least annually.  As of March 31, 2011, the Partnership had declared $169,675,910 in distributions to the Common Limited Partner since inception.

4.  Management and Advisory Fees and Other Expenses

The Partnership incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.0% of the sum of the maximum amount of the Preferred Limited Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Limited Interests when less than $1 million in liquidation value of preferred securities is outstanding.  In addition to the management fee, the General Partner is entitled to a performance allocation as discussed in Note 3, above.  As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager.  The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

5.  Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (the “Senior Facility”) pursuant to which amounts may be drawn up to $116 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.44% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.44% or the CP Conduit’s cost of funds plus 0.44%, subject to certain limitations. The weighted-average interest rate on outstanding borrowings at March 31, 2011 was 0.62%. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $46.4 million in borrowings are outstanding. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants.  As of March 31, 2011, the Partnership was in full compliance with such covenants.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown.  However, the Partnership expects the risk of loss to be remote.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

7.  Related Parties

The Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties.  From time to time, the Partnership advances payments to third parties on behalf of the Common Limited Partner which are reimbursable through deductions from distributions to the Common Limited Partner.  At March 31, 2011, the Partnership had a receivable from the Common Limited Partner in the amount of $78,099, as reflected in the Statement of Assets and Liabilities.  From time to time, the Investment Manager advances payments to third parties on behalf of the Partnership and receives reimbursement from the Partnership.  At March 31, 2011, such reimbursable amounts totaled $39,120, as reflected in the Statement of Assets and Liabilities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Continued) (Unaudited)

March 31, 2011

8.  Financial Highlights

	Three Months Ended					July 31, 2006
	March 31, 2011	Year Ended December 31,				(Inception) to
	(Unaudited)	2010	2009	2008	2007	December 31, 2006

Return on invested assets (1), (2)	2.5%	20.4%	19.3%	(31.7)%	11.7%	8.4%

Gross return to common limited partner (1)	3.5%	31.5%	27.3%	(49.2)%	11.5%	10.3%
Less: General Partner profit allocation (1)	-	-	-	0.5%	(2.1)%	(2.1)%
Return to common limited partner (1), (3)	3.5%	31.5%	27.3%	(48.7)%	9.4%	8.2%

Ratios to average common equity: (4), (6)
Net investment income (5)	23.9%	15.6%	8.8%	7.0%	12.8%	10.4%
Expenses	3.3%	3.4%	4.4%	4.4%	4.5%	5.7%
Expenses and General Partner allocation	3.3%	3.4%	4.4%	4.4%	4.5%	7.7%

Ending net assets attributable to common
limited partner	$265,921,730	$264,336,825	$233,061,800	$195,927,177	$392,503,508	$434,209,177
Portfolio turnover rate (1), (7)	9.0%	47.4%	44.2%	33.3%	64.6%	17.3%
Weighted-average debt outstanding	$51,166,667	$31,663,014	$26,882,192	$123,873,973	$162,460,274	$168,292,208
Weighted-average interest rate on debt	0.8%	0.7%	1.0%	3.7%	5.8%	5.8%

Annualized Inception to Date Performance Data as of March 31, 2011:
Return on invested assets (2)	4.3%
Internal rate of return (8)	1.1%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year, except for allocations to the General Partner.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividends on the preferred equity facility.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays.
The IRR presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1) (Unaudited)

Three Months Ended March 31, 2011

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Class A Common Stock	$1,086,031	$-	$-	$590,098
EP Management Corporation, Common Stock	40,727,138	-	(7,862,530)	22,079,950
ESP Holdings, Inc., 15% PIK, Preferred Stock	3,005,832	-	-	3,173,493
ESP Holdings, Inc., Common Stock	7,565,535	-	-	5,653,015
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory
Notes, 18% PIK, due 3/31/15	5,321,627	367,192	-	5,688,819
International Wire Group, Inc., Common Stock	43,468,524	-	-	45,527,143
International Wire Group, Inc., Senior Secured Notes, 9.75%,
due 4/15/15	4,040,000	-	(4,200,000)	-

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the 1940 Act due to the ownership by the Partnership of 5% or more of the issuers' voting securities.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2011

Investment	Acquisition Date	Cost

AIP/IS Holdings, LLC, Membership Units	Var. 2009 & 2010	$723,914
Alabama Aircraft Industries, Inc., Common Stock	Various 2002	3,550,121
Bally Total Fitness Holdings Corporation, Common Stock	4/30/10	45,186,963
Bally Total Fitness Holdings Corporation, Warrants	4/30/10	-
Constellation Enterprises, LLC, 1st Lien Senior Secured Notes, 10.625%, due 2/1/16	1/20/11	12,322,875
Encompass Digital Media Group, Inc., Common Stock	1/15/10	883,196
GSI Group, Inc., Common Stock	8/20/08	2,545,681
GSI Group, Inc., Senior Secured Notes, 12.25% Cash or 13% PIK, due 1/15/14	8/20/08	6,176,026
Integra Telecom, Inc., Common Stock	11/19/09	8,433,884
Integra Telecom, Inc., Warrants	11/19/09	19,920
IRI Holdco (RW), LLC, Warrants to Purchase IRI Preferred Stock	12/12/08	1,170,407
ITC^DeltaCom, Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	9,619,343
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	5,430,660
NEF Kamchia Co-Investment Fund, LP Interest	7/31/07	3,367,227
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/29/07	26,162,416
Precision Holdings, LLC, Class C Membership Interests	4/30/10	660
Real Mex Restaurants, Inc., Senior Secured Notes, 14%, due 1/1/13	Various 2010	11,583,061
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,100,348
United Air Lines, Inc., Aircraft Secured Mortgage (N508UA), 20%, due 8/25/16	8/26/09	3,270,351
United Air Lines, Inc., Aircraft Secured Mortgage (N510UA), 20%, due 9/26/16	8/27/09	519,439
United Air Lines, Inc., Aircraft Secured Mortgage (N512UA), 20%, due 10/26/16	8/27/09	521,029
United Air Lines, Inc., Aircraft Secured Mortgage (N530UA), 20%, due 11/25/13	8/26/09	2,891,935
United Air Lines, Inc., Aircraft Secured Mortgage (N536UA), 16%, due 8/21/14	12/21/09	453,637
United Air Lines, Inc., Aircraft Secured Mortgage (N545UA), 16%, due 7/17/15	12/17/09	558,666
United Air Lines, Inc., Aircraft Secured Mortgage (N585UA), 20%, due 10/25/16	8/26/09	611,766
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	2/4/11	5,193,210
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	2/4/11	5,290,188
United Air Lines, Inc., Equipment Trust Beneficial Interests (N510UA)	8/27/09	121,554
United Air Lines, Inc., Equipment Trust Beneficial Interests (N512UA)	8/27/09	119,964
United Air Lines, Inc., Equipment Trust Beneficial Interests (N536UA)	12/21/09	185,903
United Air Lines, Inc., Equipment Trust Beneficial Interests (N545UA)	12/17/09	184,037
United Air Lines, Inc., Equipment Trust Beneficial Interests (N585UA)	8/26/09	140,856
United N659UA-767, LLC (N659UA)	1/12/11	1,468,041
United N661UA-767, LLC (N661UA)	1/12/11	1,479,393